Offerings - Offering: 1	Nov. 20, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 52,936,403
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,310.52
Offering Note	Based on 38,639,710 shares of the common stock, no par value per share, of Telomir Pharmaceuticals, Inc. (“Telomir”) to be issued pursuant to the Agreement and Plan of Merger, dated November 20, 2025, by and among Telomir, TELOPHARM Acquisition, Inc. and Teli Pharmaceuticals, Inc. (“Teli”), assuming an exchange ratio determined based on information as to equity ownership as of November 20, 2025, and other assumptions discussed in this proxy statement, including the assumption that, immediately following the merger, the pre-merger Telomir equity holders are expected to hold approximately 50% of the aggregate number of shares of Telomir common stock and the pre-merger Teli equity holders are expected to hold approximately 50% of the aggregate number of shares of Telomir common stock, and certain warrants to be issued to holders of Teli, in each case, on a fully diluted basis using the treasury stock method.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):Calculated solely for the purpose of determining the filing fee. The maximum aggregate value was determined based upon multiplying (i) 38,639,710 shares of Telomir’s common stock (including shares to be issued in exchange for warrants to purchase shares of Teli capital stock) and (ii) $1.37, which is the average of the high and low trading prices as reported on the Nasdaq Global Market within five business days prior to November 20, 2025.